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Exhibit 10.15

THIRD AMENDMENT TO LOAN DOCUMENTS

        This THIRD AMENDMENT TO LOAN DOCUMENTS ("Amendment") dated November 21, 2002 (with an effective date of December 2, 2002) is made by and among TRIUMPH GROUP, INC., a Delaware corporation, (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the "Syndication Agent"), CITIZENS BANK, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the "Documentation Agent") and FLEET NATIONAL BANK in its capacity as co-agent for the Banks under such agreement (hereinafter referred to in such capacity as the "Co-Agent" and PNC BANK, NATIONAL ASSOCIATION; CITIZENS BANK; BANK OF AMERICA, N.A.; ALLFIRST BANK; NATIONAL CITY BANK; FLEET NATIONAL BANK; DEUTSCHE BANK TRUST COMPANY AMERICAS; and FARMERS FIRST BANK as the Banks; and PNC CAPITAL MARKETS, INC. and BANK OF AMERICA SECURITIES, INC. as Lead Arrangers.

        Reference is made to the Amended and Restated Credit Agreement dated October 16, 2000 by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-Agent, as amended pursuant to a First Amendment to Loan Document dated February 12, 2002 and a Second Amendment to Loan Documents (the "Second Amendment") dated November 21, 2002 (as so amended, the "Agreement") pursuant to which the Banks extended to the Borrower a $350,000,000 Revolving Credit Facility, as reduced to $250,000,000 pursuant to the Second Amendment. The obligations under the Agreement and the Loan Documents are evidenced by the Borrower's Notes payable to the Banks. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

        Each of Suntrust Bank, Wachovia Bank, National Association and The Bank of New York has declined to extend their respective Revolving Credit Commitments. Each such financial institution shall, on and after the effective date hereof, not be a "Bank" hereunder. Contemporaneously herewith, Deutsche Bank Trust Company Americas has become a Bank hereunder.

        The Borrower has requested, and subject to the terms hereof, the Agent and the Banks have agreed, inter alia, that: the Pricing Grid be amended, the Expiration Date be extended under certain circumstances, new "Banks" be added to the Banks under the Agreement and other and related agreements referred to herein be made.

        Accordingly, the Borrower, the Banks and the Agent have agreed that the Agreement be amended as provided herein to provide therefor, effective as of the date hereof.

        NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendment to Agreement.

        (a)    The roles and agency titles of various Persons are hereby amended and restated, effective as of the date hereof, to be as follows:

Title	Name
Administrative Agent	PNC Bank, National Association
Documentation Agent	Citizens Bank
Syndication Agent	Bank of America, N.A.
Co-Agent	Fleet National Bank
Lead Arranger	PNC Capital Markets, Inc.
Lead Arranger	Bank of America Securities, Inc.

        (b)    Section 1.1 of the Agreement is hereby amended by adding the following definition to read in its entirety as follows:

          Additional Bank shall have the meaning assigned to that term in Section 10.11.2 [Successors and Assigns].

        (c)    Section 1.1 of the Agreement is further amended by amending and restating the definition of Expiration Date to read in its entirety as follows:

    Expiration Date shall mean, with respect to the Revolving Credit Commitments, December 13, 2006, subject to the provisions of Section 2.9.

        (d)    Section 7.2.5(ii) is hereby amended and restated as follows:

            (ii)    repurchases by Borrower of its common stock and dividends payable by the Borrower to the holders of its common stock, provided that the aggregate amount of the repurchases made and dividends paid on or after September 30, 2002 does not exceed (a) $35,000,000 plus (b) 25% of cumulative Consolidated Net Income from and after September 30, 2002, and provided further (x) that no Event of Default or Potential Default exists at the time of any such payment or will result from the payment and (y) the sum of clause (a) and clause (b) above shall not exceed $50,000,000;

        (e)    Section 7.2.15 of the Agreement is hereby amended and restated as follows:

            The Borrower shall not, and shall not permit any of its Subsidiaries to, make any payments on account of operating leases that would cause the aggregate of all such payments to exceed in any fiscal year $25,000,000. All operating leases of Borrower and its Subsidiaries shall be made under usual and customary terms and in the ordinary course of business.

        (f)    Section 7.2.16 of the Agreement is hereby amended and restated as follows:

            The Borrower shall not permit the Interest Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 3.5 to 1.0.

        (g)    Section 7.2.18 of the Agreement is hereby amended and restated as follows:

            The Borrower shall not at any time permit Consolidated Net Worth to be less than $408,151,000 plus (i) 50% of Consolidated Net Income for each fiscal year in which net income was earned (as opposed to net loss) beginning with the fiscal year ending March 31, 2003 (with the necessary adjustment to be made as of the end of the relevant fiscal year) and (ii) 100% of the proceeds (after the payment of any fees and expenses) from any capital contribution to, or any sale or issuance of Capital Stock by, the Borrower (with any necessary adjustment to be made upon the receipt of such proceeds).

        (h)    The Agreement is further amended as follows:

        Section 10.11 [Successors and Assigns] is hereby amended by designating the existing text as 10.11.1 and by adding a new Section 10.11.2 to read in its entirety as follows:

            10.11.2    Additional Bank. A lender which is to become a party to this Agreement pursuant to Section 2.1.2 [Right to Increase Commitments] hereof, pursuant to Section 2.9.2 [Approval by 67% Banks] or otherwise (each an "Additional Bank") shall execute and deliver to the Agent a Bank Joinder to this Agreement in substantially the form attached hereto as Exhibit 1.1(B)(1). Upon execution and delivery of a Bank Joinder, such Additional Bank shall be a party hereto and a "Bank" under each of the Loan Documents for all purposes, except that such Additional Bank shall not participate in any Revolving Credit Loans to which the LIBO-Rate Option applies which are outstanding on the effective date of such Bank Joinder. If Borrower should renew after the effective date of such Bank Joinder the LIBO-Rate Option with respect to Revolving Credit Loans existing on such date, Borrower shall be deemed to repay the applicable Revolving Credit Loans on the renewal date and then reborrow a similar amount on such date so that the Additional Bank shall participate in such Revolving Credit Loans after such renewal date. Schedule 1.1(B) shall be amended and restated on the date of such Bank Joinder to read as set forth on the attachment to such Bank Joinder. Simultaneously with the execution and delivery of such Bank Joinder, the Borrower shall execute, if requested, a Revolving Credit Note and deliver it to such Additional Bank together with copies of such other documents described in Section 6.1 [First Loans] hereof as such Additional Bank may reasonably require.

        (i)    Schedule 1.1(B) to the Agreement is hereby amended by replacing the grid set forth thereon with the following:

Triumph Group, Inc.

SCHEDULE 1.1(B)
(as of the date of the Third Amendment to Loan Documents)

BANK NAME	AMOUNT OF COMMITMENT FOR REVOLVING CREDIT LOANS ($)	PERCENTAGE (%)
PNC Bank, National Association	55,000,000	.22000000
Wachovia Bank, National Association	0	—
Bank of America, N.A.	50,000,000	.20000000
Citizens Bank	45,000,000	.18000000
National City Bank	15,000,000	.06000000
Fleet National Bank	40,000,000	.16000000
SunTrust Bank	0	—
Allfirst Bank	20,000,000	.08000000
The Bank of New York	0	—
Farmers First	10,000,000	.04000000
Deutsche Bank Trust Company Americas	15,000,000	.06000000
Total	250,000,000	100

        (j)    The Pricing Grid is hereby amended and restated to read in its entirety as follows:

Pricing Grid for Triumph Group, Inc.(in basis points)

	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V
Basis for Pricing	If the Company's Total Indebtedness to EBITDA ratio is less than or equal to 1.00 to 1.	If the Company's Total Indebtedness to EBITDA ratio is greater than 1.00 to 1 but less than or equal to 1.50 to 1	If the Company's Total Total Indebtedness to EBITDA ratio is greater than 1.50 1 but less than or or equal to 2.00 to 1	If the Company's Total Indebtedness to EBITDA ratio is greater than 2.00 to to 1 but less than or equal to 2.50 to 1.	If the Company Total Indebtedness to EBITDA ratio is greater than 2.50 to 1.
Commitment Fee	20.0	22.5	27.5	32.5	40.0
LIBOR +	100.0	112.5	137.5	162.5	200.0
Base Rate +	0	0	0	0	0
Letter of Credit Fee	100.0	112.5	137.5	162.5	200.0

        (k)  The Credit Agreement is further amended by adding a new Section 10.19 to read in its entirety as follows:

          10.19    Agent Titles.

    Each of the parties hereto acknowledge and agree that each of the titles of "Lead Arranger;" "Documentation Agent;" "Syndication Agent" and "Co-Agent" is honorary and does not imply or impose any duty or obligation of any nature on any party having any such title.

2.    Assignment and Assumption; New Notes, etc.

        If deemed necessary by the Agent, the Borrower shall execute and deliver to the Agent on behalf of each of the Banks on the date hereof Amended and Restated Revolving Credit Notes in the principal amount of each such Bank's Commitment and otherwise in form and substance acceptable to the Agent and such Bank. At the request of the Agent, each of the Banks shall execute such Assignment and Assumption Agreements and other documents as shall reasonably effect and reflect the Commitments as existing on the date hereof and otherwise implement the transactions contemplated by the Amendment. To the extent applicable, the existing Banks, the Agent and any new Bank shall comply with the provisions of Section 10.11.2 [Additional Bank].

3.    Effectiveness of Amendment.

        This Amendment shall be effective on December 2, 2002; provided that the effectiveness hereof is conditioned on the contemporaneous completion of the Senior Note Sale.

4.    Termination of Certain Commitments.

        Effective upon the effectiveness of the Third Amendment to Loan Documents referred to above, the Commitments and any risk participations or obligations under the Agreement of Wachovia Bank, National Association, The Bank of New York and Suntrust Bank (collectively, the "Departing Banks") shall be terminated and each such Departing Bank shall, and hereby does, resign any agency positions it had under the Agreement. Each of the Administrative Agent, the Banks (including the Departing Banks), the Borrower and the Guarantors acknowledge that such terminations are not pro-rata and hereby consents to such terminations. On the effective date of such terminations, the Borrower shall pay to the Agent for distribution to each Departing Bank all of the principal amount of all Loans of such Departing Bank together with interest accrued thereon and such Departing Bank's pro-rata share of accrued fees (determined on such effective date without regard to such termination) under the Agreement. This paragraph 4 shall be deemed effective and timely notice of termination of the Commitments of the Departing Banks under the Agreement. The execution of this Third Amendment by Suntrust Bank, Wachovia Bank, National Association and The Bank of New York is made solely to effect termination of their respective Revolving Credit Commitments pursuant to paragraph 4 hereof.

5.    Miscellaneous.

        (a)  All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment and are hereby ratified and confirmed.

        (b)  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        (c)  Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Agent and their respective successors and assigns.

        (d)  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

        (e)  The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

        (f)    The Borrower represents and warrants that there exists no Event of Default or Potential Default.

        (g)  The Borrower represents and warrants that all of the Persons required to be "Guarantors" are in fact Guarantors, have become a party to the Guaranty and Suretyship Agreement by executing and delivering to the Administrative Agent on behalf of the Banks the guarantor joinder attached thereto as Exhibit A, and have executed this Amendment on the date hereof.

        (h)  On the date hereof, the Borrower has paid to the Administrative Agent and the Banks the fees described in the Summary of Terms and Conditions, dated September 3, 2002, that certain engagement letter, dated August 16, 2002.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:		TRIUMPH GROUP, INC.

Title:	/s/ KEVIN E. KINDIG	By:	/s/ JOHN R. BARTHOLDSON
		Title:	Senior Vice President and CFO

[Seal]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

		By:	/s/ FRANK A. PUGLIESE
		Title:	Vice President

BANK OF AMERICA, N.A., individually and as Syndication Agent

		By:	/s/ ROBERT SEARSON
		Title:	Senior Vice President

CITIZENS BANK individually and as Documentation Agent

		By:	/s/ WARREN ENGLE
		Title:	Vice President

FLEET NATIONAL BANK individually and as Co-Agent

		By:	/s/ KENNETH WOOD
		Title:	Senior Vice President

ALLFIRST BANK

		By:	/s/ THEODORE K. OSWALD
		Title:	Vice President

NATIONAL CITY BANK

		By:	/s/ THOMAS J. MCDONNELL
		Title:	Senior Vice President

FARMERS FIRST BANK

		By:	/s/ MICHAEL GROTHE
		Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

		By:	/s/ MARGUERITE SUTTON
		Title:	Vice President

Accepted and Agreed For Purposes of Section 4 Only:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ SCOTT SANTACRUZ
Title:	Director

THE BANK OF NEW YORK

By:	/s/ WALTER C. PARELLI
Title:	Vice President

SUNTRUST BANK

By:	/s/ STEPHEN DERBY
Title:	Director

Accepted and agreed by Guarantors as follows:

TRIUMPH BRANDS, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

TRIUMPH GROUP ACQUISITION CORP.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

TRIUMPH GROUP ACQUISITION HOLDINGS, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

THE TRIUMPH GROUP OPERATIONS, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

DV INDUSTRIES, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

HTD AEROSPACE, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

TRIUMPH PRECISION, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

RALEE ENGINEERING CO.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

TRIUMPH PRECISION CASTINGS CO.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

AEROSPACE TECHNOLOGIES, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

FRISBY AEROSPACE, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

TRIUMPH CONTROLS, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

ADVANCED MATERIALS TECHNOLOGIES, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

HYDRO-MILL CO.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

STOLPER-FABRALLOY COMPANY

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

NU-TECH INDUSTRIES, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

LEE AEROSPACE, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

ACR INDUSTRIES

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

AIRBORNE NACELLE SERVICES, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

CHEM-FAB CORPORATION

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

TRIWESTERN METALS COMPANY

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

EFS AEROSPACE, INC.

By:	/s/ RICHARD M. EISENSTAEDT
Title:	Vice President

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THIRD AMENDMENT TO LOAN DOCUMENTS
Triumph Group, Inc. SCHEDULE 1.1(B) (as of the date of the Third Amendment to Loan Documents)
Pricing Grid for Triumph Group, Inc. (in basis points)